August 31, 2021

BNY MELLON INTERNATIONAL SECURITIES FUNDS, INC.

- BNY Mellon Emerging Markets Securities Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Julianne D. McHugh is the fund's primary portfolio manager, a position she has held since March 2019. Ms. McHugh is a managing director and a senior portfolio manager for the Emerging Markets strategies at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser. Ms. McHugh also is an employee of BNYM Investment Adviser.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Julianne D. McHugh is the fund's primary portfolio manager, a position she has held since March 2019. Ms. McHugh is a managing director and a senior portfolio manager for the Emerging Markets strategies at Mellon Investments Corporation. She has been employed by Mellon or a predecessor company of Mellon since 2004, and by BNYM Investment Adviser since March 2019. Ms. McHugh manages the fund in her capacity as an employee of BNYM Investment Adviser.

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